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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2003


                                   LESCO, INC.
             (Exact name of registrant as specified in its charter)


             Ohio                         0-13147               34-0904517
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                      Identification No.)


           15885 Sprague Road
           Strongsville, Ohio                                      44136
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (440) 783-9250


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ITEM 4.  Changes in Registrant's Certifying Accountant.

On May 23, 2003, LESCO, Inc. (the "Company"), upon recommendation by the Finance and Audit Committee and approval by its Board of Directors, engaged KPMG LLP ("KPMG") as the Company's principal independent accountants to audit the financial statements of the Company for its fiscal year ending December 31, 2003.

During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through May 14, 2003, neither the Company nor anyone on its behalf has consulted KPMG regarding either (i) the application of accounting principles to any specified transaction (completed or proposed) or the type of audit report that might be rendered on the Company's financial statements or
(ii) any matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or any reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                LESCO, INC.


                                By: /s/ Jeffrey L. Rutherford
                                   ---------------------------------------------
                                    Jeffrey L. Rutherford
                                    Senior Vice President, Chief Financial
                                    Officer, Treasurer and Secretary

DATED:  May 23, 2003